                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 to references to Miller and Lents, Ltd. under captions "Part I, Item 1 and 2. Business and Properties - Natural Gas and Oil Reserves" in the Annual Report on Form 10-K of The Houston Exploration Company for the year ended December 31, 1998.


                                                   MILLER AND LENTS, LTD.


                                                   By /s/ P.G. VON TUNGELN
                                                      ------------------------
                                                          P.G. Von Tungeln
                                                          Chairman

Houston, Texas
May 19, 1999